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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 8, 2004

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                             METAL MANAGEMENT, INC.
               (Exact name of Registrant as Specified in Charter)

          DELAWARE                       0-14836              94-2835068
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
      of Incorporation)                 Number)           Identification Number)


                         500 N. DEARBORN ST., SUITE 405,
                                CHICAGO, IL 60610
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (312) 645 - 0700

                              ---------------------



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ITEM 5: OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 8, 2004, Metal Management, Inc. (the "Company") issued a press release announcing that its Board of Directors declared a two-for-one stock split in the form of a stock dividend, payable on April 20, 2004 to shareholders of record as of April 5, 2004. As a result of the stock dividend, the exercise price for the company's publicly traded Series A Warrants (Nasdaq: MTLMW) will become $10.595.

         The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

99.1     Press release, dated March 8, 2004, issued by Metal Management, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        METAL MANAGEMENT, INC.


                                        By: /s/ Robert C. Larry
                                            ------------------------------------
                                            Robert C. Larry
                                            Executive Vice President,
                                            Finance and Chief
                                            Financial Officer
                                            (Principal Financial Officer)




Date:  March 8, 2004





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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


         NUMBER AND DESCRIPTION OF EXHIBIT



99.1     Press release, dated March 8, 2004, issued by Metal Management, Inc.